Supplement to the
Fidelity® Value Fund
December 30, 2006
Prospectus

The following information supplements the biographical information for Richard Fentin in the "Fund Management" section on page 20.

Effective July 1, 2007, Richard Fentin, portfolio manager of Value Fund, has taken a leave of absence from Fidelity Investments. Mr. Fentin is expected to return in the fall.

Also effective July 1, 2007, Matthew Friedman will serve as Assistant Manager of Value Fund. Mr. Friedman will assist Mr. Fentin with the management of the fund's portfolio during his leave of absence. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity Investments, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

VAL-07-01 July 12, 2007
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